CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
     SECURITIES AND EXCHANGE COMMISSION.  ASTERISKS DENOTE SUCH
                             OMISSIONS.
                                                     Exhibit 10.1
                                                     ------------
Agreement by and between Shiva Corporation, a Massachusetts corporation, with offices at 28 Crosby Drive, Bedford, MA and Northern Telecom Inc., a Delaware corporation, with offices at 4001 E. Chapel Hill-Nelson Hwy., Research Triangle Park, NC 27709 for itself and for the benefit of its parent, Northern Telecom Limited and Northern Telecom Limited's SUBISDIARIES AND AFFILIATES.

1. This Agreement is made pursuant to and hereby incorporates by reference the terms and conditions of that certain Marketing and Distribution Agreement ("M&A Agreement"), between Shiva Corporation and Northern Telecom Limited, effective as of March 21, 1997. Unless otherwise specified herein, terms defined in the M&A Agreement which are used herein shall have the same meaning as defined in the M&A Agreement.

2. The parties hereby agree that the attached Addenda 6, 7 and 8 are added to and made a part of Exhibit E of the M&A
    Agreement.

3. Notwithstanding anything to the contrary in the M&A Agreement, including, without limitation, Addendum 3 to Exhibit E, each party is hereby relieved of any restriction stated in the M&A Agreement or elsewhere on its right or ability to perform or have performed research and development with respect to any products of THIRD PARTIES, or to promote, market, sell or otherwise distribute products of any THIRD PARTIES, or any obligation to promote the use, marketing or sale of products of the other party, provided that the restriction set forth under "License Type" in Exhibit E, Addendum 6 shall remain in effect.

4. Notwithstanding anything in Section 16.5 of the M&A Agreement to the contrary, the parties acknowledge that (a) NORTEL shall have the rights set forth in Section 16.5 of the M&A Agreement to obtain a fully paid-up license with respect to the PRODUCTS collectively described in Exhibit E, Addenda 6 and 7 for the sum of Twenty Million Dollars ($20,000,000.00), provided that such sum shall be payable in equal quarterly installments over ten (10) calendar quarters in accordance with Section 16.5, and (b) such rights may be exercised by NORTEL at any time after the execution of this Agreement by the parties. Such sum of Twenty Million Dollars ($20,000,000.00) is a net amount which shall not be reduced by any royalty payments (prepaid or otherwise) paid by NORTEL to SHIVA pursuant to the Agreement and upon the exercise by NORTEL of its rights as set forth in this Section, NORTEL shall have no other right to repayment of any such royalty payments.

5. Upon the exercise under Section 4 above by NORTEL of its rights pursuant to Section 16.5 of the M&A Agreement (as amended as described above) with respect to the PRODUCTS described in Exhibit E, Addenda 6 and 7, SHIVA shall at NORTEL's option, (which may be exercised through December 31,

     CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
     SECURITIES AND EXCHANGE COMMISSION.  ASTERISKS DENOTE SUCH
                             OMISSIONS.

    1998) and for and in consideration of the payment of Six Million Dollars ($6,000,000.00) by NORTEL to SHIVA: (a) provide to NORTEL within ***** (**) days of the exercise of such option a ******* in form satisfactory to NORTEL pursuant to which NORTEL, and ****************** NORTEL may *********
    ("NORTEL ********"), including, but not limited to, ************************** and/or its parent, subsidiary and affiliated companies, entities and all of their shareholders, directors, officers, employees, attorneys, agents, successor and assigned (collectively, "*****") shall be *********** and ************************* any and all ****** and ****** which
    SHIVA (including its offers, directors, shareholders, employees, agents, assigns, transferees and beneficiaries) may have ******************************** NORTEL, a NORTEL
    ********, including, but not limited to, *****, including, but not limited to, any such ****** and ****** which SHIVA ************ NORTEL by letter dated January 29, 1998 from James L. Zucco to Glenn Falcao, and all related or similar *****************, including without limitation any patent, trade secret and/or other intellectual property ************ or ******************and any ********************** or
    ****************** or
    ************************************************, or (b)
    assign to NORTEL or any NORTEL ******** all such **** and ********* within such ***** (**) day period in form satisfactory to NORTEL. Such ********** assignment shall be effective upon payment of the sum of Six Million Dollars ($6,000,000.00) set forth in this Section and shall be subject to revocation by SHIVA in the event NORTEL is in breach of its obligation to pay any of the quarterly payments set forth in Section 4 for more than thirty (30) days after written notice of such breach is provided to NORTEL by SHIVA. Such release or assignment shall also not be subject to or conditioned upon any regulatory approvals which may be required with respect to the exercise by NORTEL of the rights set forth in Section 4.

6. Notwithstanding the provisions of Section 17.13 of the M&A Agreement, NORTEL shall have the right to extend offers of employment to SHIVA's SPG personnel for a four (4) week period following the execution of this Agreement. NORTEL shall provide SHIVA with a list of the SPG personnel who accept such offers.

7. Unless otherwise specified in the M&A Agreement or an Addendum to Exhibit E to the M&A Agreement, SHIVA's standard and published United States list price for each PRODUCT ordered by NORTEL shall be reduced by a discount of ***** percent (**%).

8. Contemporaneously with the execution of this Agreement, Northern Telecom Inc. shall issue unconditional, non-cancelable blanket purchase orders to SHIVA for the following:

    a. reimbursement of One Million Two Hundred Thousand Dollars
      ($1,200,000.00) in first quarter 1998 SPG expenses, and

    b. reimbursement of Two Million Five Hundred Thousand
       Dollars ($2,500,000.00) in P3/P4 prototype material expense.

    Contemporaneously with the execution of this Agreement, Northern Telecom Inc. shall issue an unconditional, non-cancelable blanket purchase order to SHIVA for a minimum of Five Million Dollars ($5,000,000.00) to cover releases of PRODUCTS to be issued during the first three (3) calendar months of 1998 provided that the foregoing Five Million Dollar ($5,000,000.00) commitment shall be reduced by the dollar value of any purchase orders which Northern Telecom Inc. may have issued between January 1, 1998 and the date of execution of this Agreement.

    Thereafter, on or before the first day of each of the next succeeding seven (7) calendar quarters, NORTEL shall issue an unconditional, non-cancelable blanket purchase order to SHIVA, each for a minimum of Five Million Dollars ($5,000,000.00) to cover releases of PRODUCTS to be issued during the three (3) calendar months of each of said calendar quarters, provided that in the event NORTEL fails to exercise its options pursuant to Sections 4 and 5 of this Agreement, NORTEL shall issue such blanket purchase orders for three (3) additional calendar quarters beyond the seven (7) quarters referred to above.

    The releases issued pursuant to each of the blanket purchase orders referenced in the two (2) preceding paragraphs shall identify the specific PRODUCTS to be shipped and the dates said PRODUCTS shall be shipped.

    Notwithstanding anything to the contrary above, NORTEL's obligations to issue or to continue to issue any blanket purchase orders shall be deemed fully satisfied, and NORTEL shall have no further obligation to issue any blanket purchase orders after it has issued blanket purchase orders, or any other purchase orders regardless of the number of such blanket purchase orders or other purchase orders theretofore issued, totaling, in the aggregate, Forty Million Dollars ($40,000,000.00) or, if NORTEL is required to issue blanket purchase orders for three (3) additional calendar quarters pursuant to the second paragraph of this Section, Fifty-Five Million Dollars ($55,000,000.00).

9. The total fee for the development to be performed by Shiva with respect to the RCAS and SS7 on Rapport Model 112 Products set forth in Addenda 6 and 7 to Exhibit E, attached hereto, shall be $12 Million, payable pursuant to two (2) unconditional, non-cancelable purchase orders issued upon execution of this Agreement with payment terms as follows:

    a. The first payment shall be due and payable upon execution of this Agreement, and

    b. The second payment shall be due and payable on April 1, 1998.

    Shiva shall use commercially reasonable efforts to pursue the development of the RCAS and SS7 on Rapport Model 112 Products set forth in Addenda 6 and 7 to Exhibit E.

10. Notwithstanding the description of the blanket purchase orders and purchase orders in Sections 8 and 9 above as unconditional and non-cancelable, NORTEL reserves the right to cancel any of said blanket purchase orders and purchase orders if SHIVA is in breach of its obligations under any one or more of such blanket purchase orders or purchase orders of the same type (e.g. a breach of a development purchase order may act to allow cancellation of development purchase orders but may not be used to cancel product purchase orders), or any one or more of the conditions described in Section 16.3 of the M&A Agreement occurs with respect to SHIVA.

11. NORTEL hereby agrees to supply SHIVA with NORTEL's model of the cabinet or chassis consisting of a set of designed subassemblies and a shelf, cable management panels, cooling unit, air intake baffle and breaker interface panel (the "RCAS Chassis") for the RCAS PRODUCT described in Exhibit E, Addendum 6, of this Agreement, on an as-ordered basis, for as long as NORTEL continues to manufacture the RCAS Chassis, under such terms as shall be mutually agreed upon, provided that such terms shall include the following: (a) the price for such RCAS Chassis shall be the product obtained by multiplying NORTEL's standard cost of goods sold (as used by NORTEL under generally accepted accounting practices to determine the cost of goods sold for financial reporting purposes) by a factor of 1.25, and (b) SHIVA shall deliver a rolling forecast every thirty (30) days of its requirements for the next twelve (12) months of the RCAS Chassis and NORTEL shall accept orders from SHIVA consistent with the most recent forecast for shipment within sixty (60) days.

12. The parties agree to prepare a mutually acceptable joint press release that describes the terms of this Agreement, such press release to occur as soon as SHIVA's federal securities regulations obligation requires, subsequent to execution.

13. Except as otherwise specified herein, the M&A Agreement shall remain unchanged and enforceable in accordance with its terms.


Shiva Corporation                  Northern Telecom Inc.


By: /s/ James L. Zucco             By: /s/ Glenn Falcao
    ----------------------             -------------------------
                                           Vice President/General
                                           Manager
Title: President & CEO             Title:  Public Data Networks
       -------------------                 ----------------------

Date:  February 27, 1998           Date:   February 27, 1998
       -------------------                 ----------------------

     CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
     SECURITIES AND EXCHANGE COMMISSION.  ASTERISKS DENOTE SUCH
                             OMISSIONS.

                              EXHIBIT E

              SPECIFIC PRODUCT/FEATURE ADDENDUM 6-RCAS


SPECIFIC PRODUCT
----------------

RCAS (as developed per the Specifications attached hereto)


License Type
------------

Type A,

Type A, provided that anything in the M&A Agreement or this Addendum notwithstanding, so long as NORTEL shall have exercised its rights pursuant to Section 4 of this Agreement by June 30, 1998, SHIVA shall not promote, market, sell, distribute or otherwise convey any RCAS PRODUCTS or license or otherwise convey any INTELLECTUAL PROPERTY with respect to any RCAS PRODUCTS to
(a) any of ******** THIRD PARTY competitors identified in Exhibit K of the M&A Agreement during the twelve (12) month period commencing on the date of such exercise by NORTEL, and (b) to any of SHIVA's current or future channel partners for such twelve
(12) month period.


Royalties
---------

No separate royalty fee is assessed. The price for the SPECIFIC PRODUCT RCAS identified in this Addendum 6 shall be the product obtained by multiplying SHIVA's standard cost of goods sold (as used by SHIVA under generally accepted accounting practices to determine the cost of goods sold for financial reporting purposes) multiplied by a factor of 1.75.


Development Provisions
----------------------

Upon execution of this Agreement, SHIVA shall promptly commence and diligently pursue the development of the Specific Product identified in this Addendum in accordance with the Specifications attached as Schedule 1 hereto.

SHIVA shall not include in any deliverable any technology, including, without limitation, any software, firmware or hardware rights, in which it does not own all right, title and interest, except for the NORTEL BACKGROUND INTELLECTUAL PROPERTY identified below, and solely to the extent set forth below.

Each Party shall each retain all right, title and interest in, to and under its respective BACKGROUND INTELLECTUAL PROPERTY. Each Party may freely use, enjoy, license, dispose of, or otherwise exploit any of its respective rights, titles and interests in, to and under its BACKGROUND INTELLECTUAL PROPERTY in its sole discretion. Except to the extent of NORTEL's funding of SHIVA development under this Addendum pursuant to Section 9 of this Agreement, all research and development costs and expenses associated with a Party's BACKGROUND INTELLECTUAL PROPERTY shall be borne by such Party and shall be for such Party's own account, and no sums shall be due and payable by either Party to the other with respect thereto.

NORTEL hereby grants to SHIVA a non-exclusive, nontransferable, royalty free, license to use NORTEL BACKGROUND INTELLECTUAL PROPERTY consisting of circuitry design provided by NORTEL to SHIVA solely with respect to the Specific Product described in this Addendum 6 in support of the development activities relating to this Addendum 6, and solely with respect to the manufacture and sale to NORTEL of the Specific Product identified in this Addendum 6 under the terms of the M&A Agreement. Such license shall automatically terminate upon the termination of the M&A Agreement. SHIVA shall defend, indemnify and hold NORTEL harmless with respect to any and al claims, liabilities, damages, costs and expenses arising out of the exercise by SHIVA of such license, except for such claims, liabilities, damages, costs and expenses arising with respect to such Specific Products sold to NORTEL by SHIVA. For purposes of the M&A Agreement, this indemnity shall be deemed part of Section 15 thereof.

Except as explicitly provided herein, no other license is granted under any INTELLECTUAL PROPERTY. For example, but without limitation no license of any nature whatsoever is granted by NORTEL to SHIVA with respect to NORTEL's Frame Breaker Interface
Panel.

                             Schedule I
                           Specifications

The following shall apply to the Software Specifications the Software for SS7 on Rapport Model 112 and the Hardware and
Software for RCAS (collectively, "Pegasus").

The Delivery Date for all Deliverables associated with the items identified below as the April 30, 1998 Deliverables shall be April 30, 1998.

The Delivery Date for all Deliverables associated with the items identified below as the June 30, 1998 Deliverables, including
Hardware and Software, shall be June 30, 1998.

Acceptance Criteria
            Number of errors detected at Tech Trial finish must
            not exceed:
                  Critical - severity 1: None
                  Major - severity 2:    None
                  Minor                  1 per 1000 lines of code
            where:
                  Critical:  bugs which cause the product to
                             crash.
                  Major: bugs which cause the product to fail to function or which prevent effective management of the product.
                  Minor:  bugs for which a work-around is
                          available.

                  traffic carrying capacity -
                          256 simultaneous digital/analog calls
                          @17kbps - 20% spare CPU
                  documentation
                  all release 5.2 feature errors fixed in releasd
                  5.5

ShivOS 5.5 for Pegasus Content

April 30, 1998 Deliverables
        IP Dialin - maximum of 256 calls
        MLP dial-in calls - maximum number to be determined
         connection to backbone (Egress Pipe) over 10/100Mbit/s
        Ethernet
        L2F (NAS)
        IP Filtering enhancements from 5.2
        Modem Enhancements from 5.2 - including updated Rockwell
         modem code, improved modem diagnostics
        Radius Enhancements from 5.2
        IP address pools per phonegroup from 5.2
        L2F NAS support including local L2F authentication from
         5.2
        Channelized T1/E1 support from 5.2
        STAC version 5.2.2 from 5.2
        New Modem MIBs from 5.2
        TFTP configurable option from 5.2
        PPP decode - including improvements since 5.2
        Bootp discovery (as supported by SNM Windows) - utilizing bootp mechanism from 5.2

        Increased number of SNMP trap hosts - from 5.2
        INC support - from 5.2
        5.2.1 functionality - Auto-Alert, CLID, IP DoD, TraceRoute, 2 way Authentication
        PIAFS - from 5.2.4
        Slot numbering changes - slots from 0 to 15
        Slot discovery - algorithm to find what is installed in what slot, including "dual" cards such as the CPU/Ethernet card.
        S115 CPU UARTs configured as 9600 baud for all operations
         (LRAS uses 9600 and 19200 for different operations) Bootp mode via the CPU pin reset button (as in
         LanRoverD56) (not well tested)
        Simple Menu system for admin port I
        INC - support for periodic audits with 256 calls
        Hot Insert/Remove software support for S117DMC-32 (as per
         firmware spec - unscheduled not working)
        Async-HDLC running on the DMC-32
        Compression on the S116 T1/E1, including cross-bu7s
         driver speed ups.
        Other ShivOS Performance Enhancements (transparent to
         user). E.g. single imput queue.
        MVIP clocking auto-determination and O failover
        I/O Alarm support for hardware failures - specifically
         power supply and fans - includes O SNMP trap generation MIB changes to support Alarms, Hot Swap and 16 slots Shell command changes to support O Alarms, Hot Swap and
         16 slots
        Pre-bootstrap Manufacturing, Test and Product Integrity
         code - configures by jumper settings
        Improved Power-on Self Test
        RCAS and IVPAC firmware branding

June 30, 1998 Deliverables
        All of the April 30, 1998 Deliverables plus the
         following:
        S118 - Quad Serial Frame Relay Card
        Frame Relay protocol module running on S116 and S118
         cards.
        Frame Relay on the S1`16 Quad T1/E1/PRI card
        SS7
        L2TP

                              EXHIBIT E

                      SPECIFIC PRODUCT/FEATURE
                 ADDENDUM 7-SS7 ON RAPPORT MODEL 112

SPECIFIC PRODUCT
----------------

SS7 on Rapport Model 112 (as developed per the Specifications attached hereto)


License Type

Type A


Royalties
---------

No separate royalty fee is assessed.


Development Provisions
----------------------

Upon execution of this Agreement, SHIVA shall promptly commence and diligently pursue the development of the Specific Product identified in this Addendum in accordance with the Specifications attached as Schedule 1 hereto.

SHIVA shall not include in any deliverable any technology, including, without limitation, any software, firmware or hardware rights, in which it does not own all right, title and interest, except for the NORTEL BACKGROUND INTELLECTUAL PROPERTY identified below, and solely to the extent set forth below.

Each Party shall each retain all right, title and interest in, to and under its respective BACKGROUND INTELLECTUAL PROPERTY. Each Party may freely use, enjoy, license, dispose of, or otherwise exploit any of its respective rights, titles and interests in, to and under its BACKGROUND INTELLECTUAL PROPERTY in its sole discretion. Except to the extent of NORTEL's funding of SHIVA development under this Addendum 7 pursuant to Section 9 of this Agreement, all research and development costs and expenses associated with a Party's BACKGROUND INTELLECTUAL PROPERTY shall be borne by such Party and shall be for such Party's own account, and no sums shall be due and payable by either Party to the other with respect thereto.

NORTEL hereby grants to SHIVA a non-exclusive, nontransferable, royalty free, license to use NORTEL BACKGROUND INTELLECTUAL PROPERTY consisting of circuitry design provided by NORTEL to SHIVA solely with respect to the Specific Product described in this Addendum 7 in support of the development activities relating to this Addendum 7, and solely with respect to the manufacture and sale to NORTEL of the Specific Product identified in this Addendum 7 under the terms of the M&A Agreement. Such license shall automatically terminate upon the termination of the M&A

Agreement. SHIVA shall defend, indemnify and hold NORTEL harmless with respect to any and al claims, liabilities, damages, costs and expenses arising out of the exercise by SHIVA of such license, except for such claims, liabilities, damages, costs and expenses arising with respect to such Specific Products sold to NORTEL by SHIVA. For purposes of the M&A Agreement, this indemnity shall be deemed part of Section 15 thereof.

Except as explicitly provided herein, no other license is granted under any INTELLECTUAL PROPERTY. For example, but without limitation no license of any nature whatsoever is granted by NORTEL to SHIVA with respect to NORTEL's Frame Breaker Interface
Panel.

                             Schedule I
                           Specifications

The following shall apply to the Software Specifications the Software for SS7 on Rapport Model 112 and the Hardware and
Software for RCAS (collectively, "Pegasus").

The Delivery Date for all Deliverables associated with the items identified below as the April 30, 1998 Deliverables shall be April 30, 1998.

The Delivery Date for all Deliverables associated with the items identified below as the June 30, 1998 Deliverables, including
Hardware and Software, shall be June 30, 1998.

Acceptance Criteria
            Number of errors detected at Tech Trial finish must
            not exceed:
                  Critical - severity 1: None
                  Major - severity 2:    None
                  Minor                  1 per 1000 lines of code
            where:
                  Critical:  bugs which cause the product to
                             crash.
                  Major: bugs which cause the product to fail to function or which prevent effective management of the product.
                  Minor:  bugs for which a work-around is
                          available.

                  traffic carrying capacity -
                          256 simultaneous digital/analog calls
                          @17kbps - 20% spare CPU
                  documentation
                  all release 5.2 feature errors fixed in releasd
                  5.5

ShivOS 5.5 for Pegasus Content

April 30, 1998 Deliverables
        IP Dialin - maximum of 256 calls
        MLP dial-in calls - maximum number to be determined
         connection to backbone (Egress Pipe) over 10/100Mbit/s
        Ethernet
        L2F (NAS)
        IP Filtering enhancements from 5.2
        Modem Enhancements from 5.2 - including updated Rockwell
         modem code, improved modem diagnostics
        Radius Enhancements from 5.2
        IP address pools per phonegroup from 5.2
        L2F NAS support including local L2F authentication from
         5.2
        Channelized T1/E1 support from 5.2
        STAC version 5.2.2 from 5.2
        New Modem MIBs from 5.2
        TFTP configurable option from 5.2
        PPP decode - including improvements since 5.2
        Bootp discovery (as supported by SNM Windows) - utilizing bootp mechanism from 5.2

        Increased number of SNMP trap hosts - from 5.2
        INC support - from 5.2
        5.2.1 functionality - Auto-Alert, CLID, IP DoD, TraceRoute, 2 way Authentication
        PIAFS - from 5.2.4
        Slot numbering changes - slots from 0 to 15
        Slot discovery - algorithm to find what is installed in what slot, including "dual" cards such as the CPU/Ethernet card.
        S115 CPU UARTs configured as 9600 baud for all operations
         (LRAS uses 9600 and 19200 for different operations) Bootp mode via the CPU pin reset button (as in
         LanRoverD56) (not well tested)
        Simple Menu system for admin port I
        INC - support for periodic audits with 256 calls
        Hot Insert/Remove software support for S117DMC-32 (as per
         firmware spec - unscheduled not working)
        Async-HDLC running on the DMC-32
        Compression on the S116 T1/E1, including cross-bu7s
         driver speed ups.
        Other ShivOS Performance Enhancements (transparent to
         user). E.g. single imput queue.
        MVIP clocking auto-determination and O failover
        I/O Alarm support for hardware failures - specifically
         power supply and fans - includes O SNMP trap generation MIB changes to support Alarms, Hot Swap and 16 slots Shell command changes to support O Alarms, Hot Swap and
         16 slots
        Pre-bootstrap Manufacturing, Test and Product Integrity
         code - configures by jumper settings
        Improved Power-on Self Test
        RCAS and IVPAC firmware branding

June 30, 1998 Deliverables
        All of the April 30, 1998 Deliverables plus the
         following:
        S118 - Quad Serial Frame Relay Card
        Frame Relay protocol module running on S116 and S118
         cards.
        Frame Relay on the S1`16 Quad T1/E1/PRI card
        SS7
        L2TP

                              EXHIBIT E

                      SPECIFIC PRODUCT/FEATURE
                  ADDENDUM 8 - OTHER SHIVA PRODUCTS

SPECIFIC PRODUCTS
-----------------

All products manufactured or marketed by SHIVA which are not otherwise covered by another Addenda to Exhibit E of the M&A
Agreement.


License Type
------------

Type A, unless otherwise agreed in writing.


Royalties
---------

No separate royalty fee is assessed.